UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 18, 2011
FIRST POTOMAC REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of principal executive offices)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On January 18, 2011, First Potomac Realty Trust (the “Company”), as the sole general partner of First Potomac Realty Investment Limited Partnership, the Company’s operating partnership (the “Partnership”), executed Amendment No. 13 to the Amended and Restated Limited Partnership Agreement of First Potomac Realty Investment Limited Partnership (the “Amendment”). The Amendment designated and authorized the issuance of up to 4,600,000 of the Partnership’s 7.750% Series A Preferred Partnership Units, with a liquidation preference of $25.00 per Series A Preferred Partnership Unit (the “Series A Preferred Units”), to the Company as the general partner of the Partnership. The Series A Preferred Units have economic terms that are substantially similar to the Company’s 7.750% Series A Cumulative Redeemable Perpetual Preferred Shares (liquidation preference $25.00 per share, par value $0.001 per share) (the “Series A Preferred Shares”). The Company consummated an underwritten public offering of 4,000,000 Series A Preferred Shares on January 18, 2011 (the “Series A Preferred Share Offering”). The underwriters of the Series A Preferred Share Offering were granted a 30-day option to purchase up to an additional 600,000 Series A Preferred Shares to cover overallotments.
The Series A Preferred Units will rank, with respect to rights to receive distributions and to participate in distributions or payments upon liquidation, dissolution or winding up of the Partnership, senior to the common units of limited partnership interest of the Company, on parity with other partnership units of the Partnership, the terms of which place them on parity with the Series A Preferred Units, and junior to all partnership units of the Partnership the terms of which specifically provide that such partnership units rank senior to the Series A Preferred Units.
A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Series A Preferred Share Offering, the Company filed Articles Supplementary classifying 4,600,000 of the Company’s authorized preferred shares as Series A Preferred Shares with the Maryland State Department of Assessments and Taxation (the “Articles Supplementary”). The Articles Supplementary became effective on January 18, 2011. A description of the material terms of the Series A Preferred Shares, as contained within the Articles Supplementary, is set forth below:

Issuer:	First Potomac Realty Trust

Security:	7.750% Series A Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest

Number of Shares Classified:	4,600,000

Maturity Date:	Perpetual

Liquidation Preference:	$25 per share plus accrued and unpaid dividends

Dividend:	7.750% per annum (or $1.9375 per share), accruing from January 18, 2011

Dividend Payment Dates:	February 15, May 15, August 15 and November 15, commencing on February 15, 2011

Optional Redemption:	On and after January 18, 2016, redeemable in whole or in part at a redemption price equal to $25 per share plus any accrued and unpaid dividends

Special Optional Redemption:	Upon the occurrence of a Change of Control, the Company will have the option to redeem the Series A Preferred Shares, in whole or in part, within 120 days after the first date on which such Change of Control has occurred for cash at a redemption price of $25 per share, plus accrued and unpaid dividends (whether or not declared) to, but not including, the redemption date. If the Company exercises its special optional redemption right (by sending the required notice) in connection with a Change of Control, holders of the Series A Preferred Shares will not have the conversion rights described below.

Conversion Rights:	Upon the occurrence of a Change of Control, the holders of the Series A Preferred Shares will have the right (subject to the Company’s special optional redemption right to redeem the Series A Preferred Shares) to convert some or all of their Series A Preferred Shares into a number of the Company’s common shares of beneficial interest, par value $0.001 per share (or equivalent value of alternative consideration), equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) $25.00, plus (y) an amount equal to any accrued and unpaid Series A Preferred Share dividends, whether or not declared, to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Share dividend payment and prior to the corresponding Series A Preferred Share dividend payment date, in which case the amount pursuant to this clause (i)(y) shall equal $0.00 in respect of such dividend) by (ii) the Common Share Price, and (B) 2.187 (the Share Cap), subject to certain adjustments and provisions for the receipt of alternative consideration. If the Company exercises its special optional redemption right (by sending the required notice) in connection with a Change of Control, the holders of the Series A Preferred Shares will not have any conversion rights or, if such conversion rights have been properly exercised in respect of any Series A Preferred Shares, be converted into common shares.

A “Change of Control” will be deemed to have occurred at such time after the original issuance of the Series A Preferred Shares when the following has occurred:

(i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and (ii) following the closing of any transaction referred to in clause (i) above, neither the Company nor the acquiring or surviving entity has a class of common securities listed on the NYSE, the NYSE Amex Equities, or NYSE Amex, or NASDAQ, or listed on an exchange that is a successor to the NYSE, NYSE Amex or NASDAQ.

The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by holders of the Company’s common shares is solely cash, the amount of cash consideration per common share, and (ii) if the consideration to be received in the Change of Control by holders of the Company’s common shares is other than solely cash, the average of the closing price per common share on the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control.

The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control.
The summary set forth above is qualified in its entirety by reference to the copy of the Articles Supplementary included as an exhibit to the Company’s Registration Statement on Form 8-A filed with the U.S. Securities and Exchange Commission on January 18, 2011.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.1
Articles Supplementary designating First Potomac Realty Trust’s 7.750% Series A Cumulative Redeemable Perpetual Preferred Shares, liquidation preference $25.00 per share, par value $0.001 per share (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-A filed on January 18, 2011)

10.1*	Amendment No. 13 to Amended and Restated Limited Partnership Agreement of First Potomac Realty Investment Limited Partnership

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
Date: January 19, 2011	/S/ Joel F. Bonder
Joel F. Bonder
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1
Articles Supplementary designating First Potomac Realty Trust’s 7.750% Series A Cumulative Redeemable Perpetual Preferred Shares, liquidation preference $25.00 per share, par value $0.001 per share (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-A filed on January 18, 2011)

10.1*	Amendment No. 13 to Amended and Restated Limited Partnership Agreement of First Potomac Realty Investment Limited Partnership

*	Filed herewith